UNITED STATES

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SCHEDULE 14A

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On July 21, 2021, Flagstar Bancorp, Inc. (“Flagstar”) emailed the following email to its shareholders in connection with Flagstar’s previously announced proposed transaction, pursuant to the Agreement and Plan of Merger, dated April 24, 2021, by and among Flagstar, New York Community Bancorp, Inc. and 615 Corp.:

Email to Flagstar Shareholders:

From: Sandro DiNello

Sent: Wednesday, July 21, 2021 4:02 PM

Cc: Sandro DiNello

Subject: New Executive Leadership Team Following Merger

Good Afternoon Everyone,

As you know, there has been a lot of work taking place around the integration planning of Flagstar and NYCB. One of the most important decisions to make is the post-closing makeup of the Executive Team. I’m happy to tell you that those decisions have been made and I’m truly excited by the overall make up of this Team. It’s a nice balance of Flagstar and NYCB executives and I think it’s a Team that can lead the new company to a very bright future. Further, the bench strength we have is significant.

Attached is an email that Tom Cangemi is sending out to the NYCB Team simultaneously with this message. His message outlines the structure of the post-closing Executive Team. Congratulations to Jen Charters, David Hollis, Meagan Belfinger and Beth Correa on their anticipated appointments. I also want to thank Karen Buck for her leadership since joining Flagstar. She has done an outstanding job and has been instrumental in working with Barbara Tosi-Renna on the NYCB integration planning as well as planning for a successful conversion. Karen will continue to work to transition the Flagstar ops team to Barbara through conversion.

Regards,

Sandro

Attachment to Email:

Thomas R. Cangemi

Chairman, President, and Chief Executive Officer

FOR INTERNAL USE ONLY

DATE:	July 21, 2021

TO:	All Employees

FROM:	Thomas R. Cangemi, Chairman, President, and Chief Executive Officer

RE:	New Executive Leadership Team Following Flagstar Merger

Good afternoon everyone!

As we move closer toward finalizing our merger with Flagstar Bank, both sides continue to work diligently on the integration planning process. Significant progress has been made to date and we have made a number of key decisions which will benefit the combined organization once the transaction closes, including selection of the technology platform and systems we will use and the products and services we will offer to our combined customer base.

When we announced our planned partnership in late April, we also disclosed several members of the combined Senior Executive Leadership Team. In addition to myself remaining as President and Chief Executive Officer of the combined company, we disclosed that Flagstar’s current President and Chief Executive Officer, Sandro DiNello, will become our

Non-Executive Chairman and that John Pinto will remain as Senior Executive Vice President and Chief Financial Officer. In addition, Lee M. Smith will continue to manage the residential lending and servicing business as Senior Executive Vice President and President of Mortgage, while Reginald E. Davis will continue in his role as President of Banking and oversee our consumer and commercial banking businesses and will be named a Senior Executive Vice President.

Additionally, I am pleased to announce that Flagstar’s Chief Risk Officer, Stephen V. Figliuolo, will become a consultant to the Company upon closing and will aid in the transition of our two risk management programs. Paul D. Borja, who currently serves as Flagstar’s Interim General Counsel, will also join the Company, serving as First Senior Vice President and Deputy General Counsel of NYCB reporting directly to Patrick Quinn.

I also stated that for the remaining roles, we will draw from the combined Company’s deep talent pool. Today, I am pleased to announce the remaining members of our Senior Executive Leadership Team, all of whom will report directly to me upon the closing of the transaction. As part of evaluating our new management structure, we have decided to collapse the Chief Operating Officer position once the deal closes and create a Director of Operations position which will be held by Barbara Tosi-Renna, who will be named a Senior Executive Vice President. I am delighted to say that Robert Wann will remain as a member of the Company’s Board. His institutional knowledge will help guide us as we transition to a full-service commercial banking model.

My remaining direct reports will consist of the following individuals:

•	John Adams – Director of Indirect Multi-Family Lending

•	Meagan Belfinger – Chief Audit Executive

•	Jennifer Charters – Chief Information Officer

•	Beth Correa – Director of Corporate Responsibility

•	Salvatore DiMartino – Director of Investor Relations

•	David W. Hollis – Chief Human Resources Officer

•	Nicholas Munson – Chief Risk Officer

•	R. Patrick Quinn – General Counsel and Corporate Secretary

In addition, Andrew Kaplan will transition into a new role. Andrew will be the Company’s first Chief Digital & Banking as a Service Officer. In this role he will be responsible for managing and overseeing the Bank’s digital transformation efforts, reporting directly to me.

Eric Kracov will also be transitioning into a new role within the Office of the General Counsel, as Executive Vice President and Deputy General Counsel in charge of Litigation and Employee Matters.

These executives will make the key decisions as we continue to plan to integrate the two companies and will support our strategic priorities moving forward.

Although the Senior Executive Leadership Team has been set, we will continue to evaluate both Companies’ employees’ strengths and expertise and determine where their skill sets may best be utilized within the organization. As we move closer to consummating the merger, we will announce additional appointments and key leadership roles.

I thank you for all of your hard work and dedication you are putting towards the merger while continuing to run the bank on a daily basis.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time.

These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section in NYCB’s Annual Report on Form 10-K for the year ended December 31, 2020, the “Risk Factors” section in NYCB’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 and in other reports NYCB files with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2020, the “Risk Factors” section in Flagstar’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 and in Flagstar’s other filings with SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.

Important Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction by NYCB and Flagstar. In connection with the proposed transaction, NYCB has filed with the SEC a registration statement (Registration No. 333-257045) on Form S-4 to register the shares of NYCB’s capital stock to be issued in connection with the proposed transaction. The registration statement includes a prospectus of NYCB and a joint proxy statement of NYCB and Flagstar. The registration statement, as amended, was declared effective by the SEC on June 25, 2021, and the joint proxy statement/prospectus was first mailed to the stockholders of NYCB and shareholders of Flagstar on or about June 28, 2021. INVESTORS AND SECURITY HOLDERS OF NYCB AND FLAGSTAR AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NYCB, FLAGSTAR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about NYCB and Flagstar, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by NYCB can also be obtained, without charge, by directing a request to Investor Relations, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590 or by telephone (516-683-4420). Copies of documents filed with the SEC by Flagstar can also be obtained, without charge, by directing requests to Investor Relations, Flagstar Bancorp, Inc., 5151 Corporate Drive, Troy, Michigan 48098 or by telephone (248-312-5741).

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

NYCB, Flagstar, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding NYCB’s directors and executive officers is available in its definitive proxy statement for its 2021 annual stockholders meeting, which was filed with the SEC on April 16, 2021, and certain of its Current Reports on Form 8-K. Information regarding Flagstar’s directors and executive officers is available in its definitive proxy statement for its 2021 annual shareholders meeting, which was filed with the SEC on April 15, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section in NYCB’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its Form 10-Q for the quarter ended March 31, 2021 and in other reports NYCB files with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its Form 10-Q for the quarter ended March 31, 2021 and in Flagstar’s other filings with SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.

Important Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction by NYCB and Flagstar. In connection with the proposed transaction, NYCB filed with the SEC a registration statement on Form S-4 (Registration No. 333-257045) to register the shares of NYCB’s capital stock to be issued in connection with the proposed transaction. The registration statement includes a prospectus of NYCB and a joint proxy statement of NYCB and Flagstar. The registration statement, as amended, was declared effective by the SEC on June 25, 2021, and the joint proxy statement/prospectus was first mailed to the stockholders of NYCB and shareholders of Flagstar on or about June 28, 2021. INVESTORS AND SECURITY HOLDERS OF NYCB AND FLAGSTAR AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NYCB, FLAGSTAR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about NYCB and Flagstar, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by NYCB can also be obtained, without charge, by directing a request to Investor Relations, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590 or by telephone (516-683-4420). Copies of documents filed with the SEC by Flagstar can also be obtained, without charge, by directing requests to Investor Relations, Flagstar Bancorp, Inc., 5151 Corporate Drive, Troy, Michigan 48098 or by telephone (248-312-5741).

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

NYCB, Flagstar, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding NYCB’s directors and executive officers is available in its definitive proxy statement for its 2021 annual stockholders meeting, which was filed with the SEC on April 16, 2021, and certain of its Current Reports on Form 8-K. Information regarding Flagstar’s directors and executive officers is available in its definitive proxy statement for its 2021 annual shareholders meeting, which was filed with the SEC on April 15, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.